SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549



Current Report on Form 8-K Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:   June 24, 1999                         Commission File:  0-9416


                                WCM CAPITAL, INC.
                (Formerly FRANKLIN CONSOLIDATED MINING CO., INC.)

             (Exact Name of Registrant as specified in its charter)


         Delaware                                          13-2879202
(State or other Jurisdiction of                (IRS Employer Identification No.)
Incorporation or Organization)


                   76 Beaver Street, New York, New York 10005

                    (Address of Principal Executive Offices)


Registrants Telephone Number
Including area code:                                              (212) 344-2828

Item 5. - Other Events

     Resignation of Director: On May 27, 1999, Ronald Ginsberg resigned his position as Director effective on that date. The Board of Directors of the Company accepted the resignation.

Item 7. Financial Statements and Exhibits

        Financial Statements

               None

        Exhibits

               Press Release dated June 21, 1999


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 WCM CAPITAL, INC.


                                                  /s/  Robert Waligunda
                                                  ---------------------------
Dated:  June 24, 1999                            Robert Waligunda, President